                                                                               .
                                                                               .
                                                                               .
                                                                      Exhibit 21

               SUBSIDIARIES OF PEOPLES OHIO FINANCIAL CORPORATION

           Name                State of Incorporation
           ----                ----------------------
Peoples Savings Bank of Troy            Ohio